UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): 6/10/2025

PORTILLO'S INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40951	87-1104304
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Spring Road, Suite 400, Oak Brook, Illinois 60523
(Address of principal executive offices)
(630)-954-3773
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	PTLO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2025, Portillo’s Inc. (NASDAQ:PTLO) (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on April 11, 2025, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were 63,906,346 shares of Class A common stock outstanding and entitled to vote and 10,732,800 shares of Class B common stock outstanding and entitled to vote.

At the Annual Meeting, the Company’s shareholders (i) elected eight directors to serve until the Company’s next annual meeting in 2026, or until their successors have been duly elected and qualified; (ii) approved, on an advisory basis, the compensation of the Company’s Named Executive Officers; (iii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for fiscal year 2025; and (iv) voted upon and rejected a shareholder proposal regarding stockholders’ ability to call special stockholder meetings.

The final results are as follows:

Director Election Proposal	For	Withhold	Broker Non-Votes
Michael Osanloo	53,583,458	754,503	12,199,912
Ann Bordelon	53,663,955	674,006	12,199,912
Paulette R. Dodson	53,266,614	1,071,347	12,199,912
Noah Glass	53,730,994	606,967	12,199,912
Gerard J. Hart	53,645,893	692,068	12,199,912
Jack Hartung	53,910,305	427,656	12,199,912
Joshua A. Lutzker	53,210,076	1,127,885	12,199,912
Michael A. Miles Jr.	53,191,892	1,146,069	12,199,912

Say on Pay Proposal	For	Against	Abstain	Broker Non-Votes
Ratification of the approval, on an advisory basis, of the compensation for our NEOs	51,681,890	2,492,248	163,823	12,199,912

Auditor Ratification Proposal	For	Against	Abstain
Ratification of Deloitte & Touche LLP as independent auditor for fiscal year 2025	64,077,086	2,230,502	230,285

Shareholder Proposal	For	Against	Abstain	Broker Non-Votes
Stockholders’ ability to call special stockholder meetings	25,822,072	28,335,737	180,152	12,199,912

As previously reported by the Company, on April 28, 2025, the Company announced that it entered into a cooperation agreement with Engaged Capital, LLC. See the Company’s Current Report on form 8-K filed with the Securities and Exchange Commission on April 28, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Portillo's Inc.
(Registrant)

Date: June 13, 2025	By:	/s/ Kelly M. Kaiser
Kelly M. Kaiser
General Counsel and Secretary